UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 17, 2005


                               FirstBank NW Corp.
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             (Exact name of registrant as specified in its charter)


       Washington                 000-22435                     84-1389562
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(State or other jurisdiction     (Commission                  (IRS Employer
      of incorporation)          File Number)               Identification No.)


       1300 16th Avenue, Clarkston, Washington                    99403
       ----------------------------------------                 ----------
       (Address of principal executive offices)                 (Zip Code)


     Registrant's telephone number (including area code): (509) 295-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors, or Principal Officers, Election of Directors; Appointment of Principal Officers

At its March 17, 2005 board of directors meeting, FirstBank NW Corp. ("Company") accepted the resignations of Robert S. Coleman and William J. Larson as directors of the Company. The reasons for the resignations are unrelated. FirstBank NW Corp. has no disagreement with either individual.

For a copy of the press release announcing the resignations, reference is made to the Form 8-K filed by the Company on December 16, 2004.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year

Also effective at its March 17, 2005 board of directors meeting, the Board amended the bylaws of FirstBank Northwest, a wholly-owned subsidiary of FirstBank NW Corp., to amend Article III, Section 2 to decrease the number of directors from eleven to nine.

Item 9.01  Financial Statements and Exhibits

         (c)      Exhibits: Exhibit 99.1 - Bylaw Amendment

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       FIRSTBANK NW CORP.


DATE: March 18, 2005                   By: /s/ CLYDE E. CONKLIN
                                           -------------------------------------
                                           Clyde E. Conklin
                                           President and Chief Executive
                                           Officer